UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2020
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.

On November 20, 2020, the Shareholders of MiMedx Group, Inc. (the “Company”) authorized amendments to the MiMedx Group, Inc. 2016 Equity and Cash Incentive Plan (the “2016 Plan”). The 2016 Plan, as amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A description of the material terms of the 2016 Plan, and a copy of the 2016 Plan, were included in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on October 15, 2020, and are incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2020, the Shareholders of MiMedx Group, Inc. approved an amendment to the Company’s Articles of Incorporation (the “Articles of Amendment”) to increase the total number of authorized shares of the Company’s common stock from 150,000,000 shares ($.001 par value) to 187,500,000 shares ($.001 par value). A description of the Articles of Amendment and a copy of the Articles of Amendment were included in the Company’s definitive proxy statement filed with the SEC on October 15, 2020 and are incorporated herein by reference. Following approval by the shareholders, the Company filed Articles of Amendment with the Secretary of State of the State of Florida (“FL SOS”) on November 20, 2020 which were accepted by the FL SOS and became effective on November 23, 2020. The Articles of Amendment are filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On November 20, 2020, MiMedx Group, Inc. (the "Company") held its 2020 Annual Meeting of shareholders (the “2020 Annual Meeting”).

At the 2020 Annual Meeting, shares of Company common stock and Series B Preferred Stock representing 100,524,031 votes (i.e., approximately 77.3% of votes entitled to be cast at the 2020 Annual Meeting) were represented in person or by proxy.

At the 2020 Annual Meeting: (1) shareholders elected Michael J. Giuliani and Cato T. Laurencin as Class I directors; (2) shareholders approved the amendment to the Company's Articles of Incorporation to increase the number of shares of authorized common stock from 150,000,000 to 187,500,000; and (3) shareholders approved the amendments to the Company’s 2016 Equity and Cash Incentive Plan.

Set forth below is information regarding the votes cast for each proposal:

Proposal 1: Election of Class I Directors.

	For	Against	Abstain	Broker Non-votes
Michael J. Giuliani	55,277,188	3,341,684	333,955	41,571,204

Cato T. Laurencin	55,186,857	3,426,025	339,945	41,571,204

Proposal 2: Approval of Amendment to the Company's Articles of Incorporation.

	For	Against	Abstain	Broker Non-votes
Total Shares Voted	86,540,167	13,284,404	699,460	N/A

Proposal 3: Approval of Amendments to the Company's 2016 Equity and Cash Incentive Plan.

	For	Against	Abstain	Broker Non-votes
Total Shares Voted	49,372,263	8,980,513	600,051	41,571,204

Item 8.01 Other.

Immediately following the 2020 Annual Meeting, (i) William A. Hawkins was appointed Chair of the Company’s Ethics and Compliance Committee, and (ii) Dr. Giuliani was added to the Ethics and Compliance Committee.

Immediately following the 2020 Annual Meeting, (i) Martin P. Sutter was appointed Chair of the Company’s Nominating and Corporate Governance Committee, and (ii) Dr. Laurencin was added to the Nominating and Corporate Governance Committee.

The present composition of the committees of the Company’s Board of Directors is as follows:

Audit Committee	Compensation Committee	Ethics and Compliance Committee	Nominating and Corporate Governance Committee
K. Todd Newton (Chair) James L. Bierman	James L. Bierman (Chair) Martin P. Sutter	William A. Hawkins (Chair) Michael J. Giuliani K. Todd Newton	Martin P. Sutter (Chair) M. Kathleen Behrens Cato T. Laurencin

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment to Articles of Incorporation
10.1	2016 Equity and Cash Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: November 27, 2020	By:	/s/ Peter M. Carlson
Peter M. Carlson Chief Financial Officer